Prospectus

December 29, 2020
as revised February 4, 2021

WSTCM CREDIT SELECT
RISK-MANAGED FUND

Investor Shares (Ticker Symbol: WAMBX)

Institutional Shares (Ticker Symbol: WAMIX)

A series of the

WST Investment Trust

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 866-515-4626 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 866-515-4626. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Fund complex or at your financial intermediary.

TABLE OF CONTENTS

RISK/RETURN SUMMARY: WSTCM CREDIT SELECT RISK-MANAGED FUND	1
INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS OF THE FUND	10
MANAGEMENT OF THE FUND	17
INVESTMENT ADVISOR	17
BOARD OF TRUSTEES	18
ADMINISTRATOR AND TRANSFER AGENT	18
DISTRIBUTOR	19
EXPENSES OF THE FUND	19
INVESTING IN THE FUND	19
MINIMUM INVESTMENT	19
CHOOSING A SHARE CLASS	19
INVESTOR SHARES	20
INSTITUTIONAL SHARES	20
DISTRIBUTION OF SHARES	20
PRICING OF SHARES	21
PURCHASING SHARES	22
REDEEMING SHARES	25
FREQUENT TRADING POLICIES	27
BENCHMARK DESCRIPTION	28
DISTRIBUTIONS	28
FEDERAL TAXES	28
FINANCIAL HIGHLIGHTS	30
PRIVACY NOTICE	32
ADDITIONAL INFORMATION	Back Cover

RISK/RETURN SUMMARY:
WSTCM CREDIT SELECT RISK-MANAGED FUND

INVESTMENT OBJECTIVE

The investment objective of the WSTCM Credit Select Risk-Managed Fund (the “Fund”) is to seek total return from income and capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

	Investor Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutionl Shares
Management Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.59%	0.62%
Acquired Fund Fees and Expenses	0.45%	0.45%
Total Annual Fund Operating Expenses(1)	1.89%	1.67%
Management Fee Waivers and Expense Reimbursements(2)	(0.04%)	(0.07%)
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements(1)(2)	1.85%	1.60%

(1) “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements” will not correlate to the ratios of expenses to average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”

(2) Wilbanks, Smith & Thomas Asset Management, LLC, d./b/a WST Capital Management (the “Advisor”) has entered into an Expense Limitation Agreement with the Fund under which it has contractually agreed to waive or reduce Management Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, Acquired Fund Fees and Expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and payments, if any, under a Rule 12b-1 Distribution Plan) to not more than 1.15% of the average daily net assets allocable to each Class of the Fund. The Expense Limitation Agreement is currently in effect until January 1, 2022. The Expense Limitation Agreement may be terminated by the WST Investment Trust (the “Trust”) or the Advisor at the end of its then-current term upon not less than 90 days’ notice. The Trust’s Board of Trustees (the “Board” or “Trustees”) may terminate the Expense Limitation Agreement at any time.

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Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except the contractual arrangement to waive Management Fees and reimburse expenses remains in effect only until January 1, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$188	$590	$1,018	$2,208
Institutional Shares	$163	$520	$901	$1,970

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 589% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Fund, whose primary investment strategy involves investing in other investment companies, such as exchange traded funds (“ETFs”) and other mutual funds (e.g. open-end and closed-end mutual funds).

To achieve its investment objective, the Fund will generally invest in a combination of (i) U.S. high-yield debt securities (commonly known as “junk” bonds, and referred to herein as “High-Yield Securities”) and (ii) U.S. investment grade debt securities and U.S. Treasury debt obligations (collectively, “Investment Grade Securities”). Debt securities are also known as fixed-income securities. The Fund defines High-Yield Securities as those rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) and defines Investment Grade Securities as those rated Baa or better by Moody’s or BBB or better by S&P or Fitch or, if securities are unrated, as determined by the Advisor to be of similar credit quality. Although the Fund may invest directly in debt securities, it will primarily invest in such securities indirectly through ETFs, open-end and closed-end mutual funds, and/or baskets of securities (i.e. pre-selected groups of securities that are related by index or sector and made available through certain brokers at a discounted brokerage rate) that each invest primarily in debt securities.

The Advisor allocates assets between High-Yield Securities and Investment Grade Securities using a proprietary quantitative model, its “Credit Select Risk-Managed Strategy.” This strategy employs a combination of short-, intermediate- and long-term trend-following techniques to identify periods of favorable or unfavorable market conditions for High-Yield Securities. In allocating portfolio investments between High-Yield Securities and Investment Grade Securities, the Advisor may consider multiple

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factors, including those related to credit, duration, Federal Reserve policy and the Advisor’s expectations for the future course of interest rates and the then-prevailing price and yield levels in the debt market. Normally, the investment universe for the Credit Select Risk-Managed Strategy is comprised of approximately 10 to 20 ETFs that invest in High-Yield Securities and 5 to 10 ETFs that invest in Investment Grade Securities that are selected by the Advisor. The Advisor selects securities for their potential for interest income, capital appreciation, or both. The Fund invests without restriction as to issuer credit quality, capitalization or security maturity.

Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested directly or indirectly in U.S. bonds. The Fund shareholders will be provided with at least 60 days’ prior notice of any change to the foregoing policy.

The Fund’s investment allocations, determined by the Credit Select Risk-Managed Strategy, may change frequently and as a result, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during the year. A higher portfolio turnover rate indicates a greater number of changes. Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be significantly greater than 100%.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund is not intended to be a complete investment program. Generally, the Fund will be subject to the following principal risks:

Market Risk: Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general bond market conditions. Certain market events could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed-income markets, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and, therefore, adversely affect the Fund.

Investment Model Risk: The share price of the Fund changes daily based on the performance of the securities in which it invests, the selection of which are determined primarily by the Credit Select Risk-Managed Strategy (the “Credit Select Risk-Managed Model”). The ability of the Fund to meet its investment objective is directly related to the ability of the Credit Select Risk-Managed Model to accurately measure market risk or volatility and appropriately react to current and developing market trends. There can be no assurance that the use of the Credit Select Risk-Managed Model will enable the Fund to achieve positive returns or outperform the market. If the Credit Select Risk-Managed Model and Advisor fail to accurately evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected.

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Exchange Traded Funds (“ETFs”) Risk: An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded), including the risk that the general level of security prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to a conventional mutual fund: (1) the market price of the ETF’s shares may trade at a discount to its net asset value (“NAV”) due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities, accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; (4) ETF shares may be delisted from the exchange on which they trade; and (5) activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading of the ETF temporarily. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track. ETFs may be actively managed or indexed-based. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETF’s manager’s expectations regarding particular securities or markets are not met. An index-based ETF’s objective is to track the performance of a specific index. Index- based ETFs generally invest in a securities portfolio that includes substantially all of the securities (in substantially the same amount) included in the applicable index. Since passively managed ETFs are designed to track an index, securities may be purchased, retained and sold when an actively managed ETF would not do so. As a result, passively managed ETFs can expect greater risk of loss (and a corresponding prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities.

Risks Related to “Fund of Funds” Structure: Investments in ETFs and other investment companies (e.g., open-end and closed- end mutual funds) subject the Fund to paying its proportionate share of fees and expenses from those investments. In addition, under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to restrictions that may limit the amount of any particular ETF or other registered investment company that the Fund may own.

Since the Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of the Fund’s distributions and therefore may increase the amount of your tax liability.

Additionally, the Fund is subject to the risks associated with the underlying holdings of the ETFs and other investment companies in which it invests. As described elsewhere in this Prospectus, the Fund will invest in a variety of ETFs and other investment companies, and, accordingly, such risks will vary.

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Income Risk: A primary source of income for the Fund will be derived from the receipt of interest payments from debt securities. An economic downturn or an increase in interest rates may have a negative or adverse effect on an issuer’s ability to timely make payments of principal and interest. If the issuer fails to make timely interest and/or principal payments, then the Fund’s current income will be adversely affected and reduced.

Interest Rate Risk: The value of the Fund’s debt securities will generally vary inversely with the direction of the prevailing interest rates. A rise in interest rates will normally cause the value of debt securities to decrease. Consequently, changes in interest rates may have a significant effect on the Fund, especially if the Fund is holding a significant portion of its assets in debt securities that are particularly sensitive to interest rate fluctuations, such as debt securities with long-term maturities, zero coupon bonds, and debentures. The Fund may be subject to greater risk of rising interest rates due to the current period of historically low interest rates and the likelihood of a general rise in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a debt security (including corporate, government and mortgage- backed securities) will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer fails to pay interest, the Fund’s income will be reduced. If the issuer fails to repay principal, the value of that debt security and of the Fund’s shares may be reduced. To the extent the Fund invests in lower rated debt securities (such as High Yield Securities), the Fund will be subject to a higher level of credit risk than a fund that invests only in the highest rated debt securities.

Corporate Debt Securities Risk: The Fund’s debt securities investments may directly or indirectly include corporate debt securities. Corporate debt obligations purchased by the Fund may be any credit quality, maturity or yield. Accordingly, the Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s, BBB by S&P or Fitch or, if not rated, of equivalent quality in the Advisor’s opinion). In addition, the Fund’s debt securities may include lower-rated debt securities including, without limitation, high-yield and/or junk bonds rated below Baa by Moody’s or BBB by S&P’s or Fitch (see “Junk Bonds or Lower-Rated Securities Risk” below). The Fund’s fixed-income securities investments are subject to risks of non-payment of interest and principal, the risk that bond demand in the marketplace will decrease periodically, and the risk that ratings of the various credit services (and the Advisor’s independent assessments of the securities’ creditworthiness) are or may become inaccurate.

U.S. Government Securities Risk: Securities issued by the U.S. government or its agencies are subject to risks related to the creditworthiness of the U.S. government. In addition, such securities may not be backed by the “full faith and credit” of the U.S. government, but rather by a right to borrow from the U.S. government or the creditworthiness of the issuer itself. The value of any such securities may fluctuate with changes in credit ratings and market perceptions of the U.S. government and the issuers of the securities, as well as interest rates and other risks applicable to fixed-income securities generally.

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 Junk Bonds or Lower-Rated Securities Risk: Debt securities rated below Baa by Moody’s or BBB by S&P or Fitch are generally considered speculative in nature and are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher-rated debt securities. Lower-rated debt securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These debt securities are considered below “investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated debt securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. These risks can reduce the value of the Fund’s shares and the income it earns.

Liquidity Risk: Liquidity risk is the risk that the Fund may not be able to sell a particular investment at an advantageous time or price or at all. For example, if a debt security is downgraded or drops in price, the market demand for such security may be limited, making the security difficult to sell. Additionally, the market for certain securities may become illiquid under adverse market or economic conditions. Investments in debt securities, including below investment grade securities, tend to involve greater liquidity risk.

Maturity Risk: Maturity risk is another factor that can affect the value of the Fund’s debt security holdings. In general, but not in all cases, the longer the maturity of a debt security, the higher its yield and the greater its price sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The Fund will be subject to greater maturity risk to the extent it is invested in debt securities with longer maturities.

Prepayment Risk: Issuers of debt securities in which the Fund may invest may be able to prepay principal due on these securities. Declining interest rates may encourage issuers to pay off their debt obligations sooner than expected. This can reduce the effective maturity of the debt security and lower returns to the Fund, especially if the Fund reinvests its assets at a lower prevailing interest rate.

Regional and Sector Risk: Regional and sector risk is the risk that if the Fund invests heavily in securities within the same state, region, currency, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so focused. To the extent the Fund invests heavily in securities in any such area that experiences an adverse development, the value of the Fund’s portfolio may be negatively affected.

Risks Related to Frequent Trading and Portfolio Turnover: As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates. Under normal circumstances, the anticipated annual portfolio turnover rate for the Fund is expected to be significantly greater than 100%.

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PERFORMANCE SUMMARY

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one year, five years, and since inception compare with those of a broad-based securities market index. The bar chart and table show the performance of the Fund’s Institutional Shares. The Fund’s Investor Shares would have substantially similar annual returns and would differ only to the extent the Investor Shares have different expenses. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-515-4626 or by visiting www.wstcmfunds.com.

WSTCM Credit Select Risk-Managed Fund
Institutional Shares
Calendar Year Returns

The 2020 year-to-date return of the Fund’s Institutional Shares through September 30, 2020 is 5.65%.

Quarterly Returns During This Time Period

Highest: 3.91% (quarter ended June 30, 2016)

Lowest: -1.51% (quarter ended December 31, 2018)

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Average Annual Total Returns for Periods Ended December 31, 2019	One Year	Five Years	Since Inception (September 30, 2014)
WSTCM Credit Select Risk-Managed Fund – Institutional shares
Return Before Taxes	5.78%	3.98%	3.57%
Return After Taxes on Distributions	3.96%	2.36%	2.02%
Return After Taxes on Distributions and Sale of Fund Shares	3.42%	2.34%	2.05%
WSTCM Credit Select Risk-Managed Fund – Investor shares Return Before Taxes	5.63%	3.77%	3.36%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	14.32%	6.13%	5.63%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Shares only and after-tax returns for Investor Shares will vary.

MANAGEMENT OF THE FUND

Investment Advisor

Wilbanks, Smith & Thomas Asset Management, LLC, d/b/a WST Capital Management is the Fund’s investment advisor.

Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund are:

Name	Title with the Advisor	Length of Service to the Fund
Wayne F. Wilbanks	Managing Principal and Chief Investment Officer	Since September 2014
Roger H. Scheffel Jr.	Principal and Portfolio Manager	Since September 2014
Tom McNally	Portfolio Manager	Since September 2014

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PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment*

$1,000 for Investor Shares; $100,000 for Institutional Shares.

Minimum Subsequent Investment*

$250 for Investor Shares (or $100 under an automatic investment plan); $1,000 for Institutional Shares (or $100 under an automatic investment plan).

* The Fund reserves the right to waive or reduce the investment minimums under certain circumstances.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Fund should be sent to the WSTCM Credit Select Risk-Managed Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “Purchasing Shares” and “Redeeming Shares” in the Prospectus or call 1-866-515-4626.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax- deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVES, INVESTMENT
STRATEGIES AND RELATED RISKS OF THE FUND

INVESTMENT OBJECTIVES

The investment objective of the Fund is to seek total return from income and capital appreciation. The Fund’s investment objective may be changed by the Trust’s Board of Trustees (the “Board” or “Trustees”) without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds (e.g., open-end and closed-end mutual funds).

To achieve its investment objective, the Fund will generally invest in a combination of (i) U.S. high-yield debt securities (commonly known as “junk” bonds, and referred to herein as “High-Yield Securities”) and (ii) U.S. investment grade debt securities and U.S. Treasury debt obligations (collectively, “Investment Grade Securities”). Debt securities are also known as fixed-income securities. The Fund defines High-Yield Securities as those rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) and defines Investment Grade Securities as those rated Baa or better by Moody’s or BBB or better by S&P or Fitch or, if securities are unrated, as determined by the Fund’s investment adviser, Wilbanks, Smith & Thomas Asset Management, LLC, d/b/a WST Capital Management (the “Advisor”) to be of similar credit quality. Although the Fund may invest directly in debt securities, it will primarily invest in such securities indirectly through ETFs, open-end and closed-end mutual funds, and/or baskets of securities (i.e. pre-selected groups of securities that are related by index or sector and made available through certain brokers at a discounted brokerage rate) that each invest primarily in debt securities.

The Advisor allocates assets between High-Yield Securities and Investment Grade Securities using a proprietary quantitative model, its “Credit Select Risk-Managed Strategy.” This strategy employs a combination of short-, intermediate- and long-term trend-following techniques to identify periods of favorable or unfavorable market conditions for High-Yield Securities. In allocating portfolio investments between High-Yield Securities and Investment Grade Securities, the Advisor may consider multiple factors, including those related to credit, duration, Federal Reserve policy and the Advisor’s expectations for the future course of interest rates and the then-prevailing price and yield levels in the debt market. Normally, the investment universe for the Credit Select Risk-Managed Strategy is comprised of approximately 10 to 20 ETFs that invest in High-Yield Securities and 5 to 10 ETFs that invest in Investment Grade Securities that are selected by the Advisor. The Advisor selects securities for their potential for interest income, capital appreciation, or both. The Fund invests without restriction as to issuer credit quality, capitalization or security maturity.

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Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested directly or indirectly in U.S. bonds. The Fund shareholders will be provided with at least 60 days’ prior notice of any change to the foregoing policy.

The Fund’s investment allocations, determined by the Credit Select Risk-Managed Strategy, may change frequently and as a result, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during the year. A higher portfolio turnover rate indicates a greater number of changes. Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be significantly greater than 100%.

The Fund will generally sell securities when they no longer fit the desired allocation under the Credit Select Risk-Managed Strategy or when the Advisor believes more attractive investment opportunities exist.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund is not intended to be a complete investment program. Generally, the Fund will be subject to the following principal risks:

Market Risk: Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general bond market conditions. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) has resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the broad effects of which are currently difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed- income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and therefore adversely affect the Fund.

Investment Model Risk: The share price of the Fund changes daily based on the performance of the securities in which it invests, the selection of which are determined primarily by the Credit Select Risk-Managed Model. The ability of the Fund to meet its investment objective is directly related to the ability of the Credit Select Risk-Managed Model to accurately measure market risk or volatility and appropriately react to current and developing market trends. There can be no assurance that the use of the Credit Select Risk-Managed Model will enable the Fund to achieve positive returns or outperform the market. If the Credit Select Risk-Managed Model and Advisor fail to accurately evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected.

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Exchange Traded Funds (“ETFs”) Risk: The Fund will invest primarily in ETFs. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Advisor believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

Shares representing fractional interests in these creation units are also listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day. ETFs traded on national securities exchanges trade based on their market value.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index within the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded), including the risk that the general level of security prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to a conventional mutual fund: (1) the market price of the ETF’s shares may trade at a discount to its net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; (4) ETF shares may be delisted from the exchange on which they trade; and (5) activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

ETFs may be actively managed or indexed-based. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETF’s manager’s expectations regarding particular securities or markets are not met. An index-based ETF’s objective is to track the performance of a specific index. Index-based ETFs

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generally invest in a securities portfolio that includes substantially all of the securities (in substantially the same amount) included in the applicable index. Since passively managed ETFs are designed to track an index, securities may be purchased, retained and sold when an actively managed ETF would not do so. As a result, passively managed ETFs can expect greater risk of loss (and a corresponding prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities.

Risks Related to “Fund of Funds” Structure: Investments in ETFs and other investment companies (e.g., open-end and closed- end mutual funds) subject the Fund to paying its proportionate share of fees and expenses from those investments. In addition, under the 1940 Act, the Fund is subject to restrictions that may limit the amount of any particular ETF or other registered investment company that the Fund may own.

Since the Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of the Fund’s distributions and therefore may increase the amount of your tax liability.

Since the Fund is a “fund of funds,” shareholders are subject to the risks associated with the underlying holdings of the ETFs and other investment companies held by the Fund. As described elsewhere in this Prospectus, the Fund will invest in a variety of ETFs and other investment companies, and, accordingly, such risks will vary.

Under the 1940 Act, the Fund may not acquire shares of another investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such exemptive orders to numerous ETFs and their investment advisors, which permit investment companies, including the Fund, to invest in such ETFs (“Exempted ETFs”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Exempted ETF. The Fund has and expects to enter into such agreements with a number of Exempted ETFs so that the Fund will be permitted to invest in such Exempted ETFs in excess of the 3% Limitation. To the extent other ETFs obtain similar exemptive relief from the SEC, the Fund may seek to qualify to invest in such other ETFs in excess of the 3% Limitation. In addition, the SEC has recently adopted a new Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) which allows investment companies like the Fund to invest in other investment companies subject to the certain conditions and restrictions. Rule 12d1-4 is expected to become effective January 19, 2021 and the Fund generally expects to rely on this rule in investing in ETFs to the extent applicable.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Advisor considers optimal, or cause the Advisor to select a similar basket of stocks (pre-selected groups

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of securities related by index or sector made available through certain brokers at a discount brokerage rate) (“Stock Baskets”) or a similar index-based mutual fund or other investment company (collectively, “Indexed Investments”) as an alternative. The Fund may also invest in Indexed Investments when the Advisor believes they represent more attractive opportunities than similar ETFs. The Fund’s investments in other investment companies will be subject to the same 3% Limitation described above.

Under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of ETF or other investment company shares held by the Fund, the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities.

Risks Related to ETF NAV and Market Price: The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Income Risk: A primary source of income for the Fund will be derived from the receipt of interest payments from debt securities. An economic downturn or an increase in interest rates may have a negative or adverse effect on an issuer’s ability to timely make payments of principal and interest. If the issuer fails to make timely interest and/or principal payments, then the Fund’s current income will be adversely affected and reduced.

Interest Rate Risk: The value of the Fund’s debt securities will generally vary inversely with the direction of the prevailing interest rates. A rise in interest rates will normally cause the value of debt securities to decrease. Consequently, changes in interest rates may have a significant effect on the Fund, especially if the Fund is holding a significant portion of its assets in debt securities that are particularly sensitive to interest rate fluctuations, such as debt securities with long-term maturities, zero coupon bonds, and debentures. The Fund may be subject to greater risk of rising interest rates due to the current period of historically low interest rates and the likelihood of a general rise in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a debt security (including corporate, government and mortgage- backed securities) will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer fails to pay interest, the Fund’s income will be reduced. If the issuer fails to repay principal, the value of that debt security and of the Fund’s shares may be reduced. To the extent the Fund invests in lower rated debt securities (such as High Yield Securities), the Fund will be subject to a higher level of credit risk than a fund that invests only in the highest rated debt securities.

Corporate Debt Securities Risk: The Fund’s debt securities investments may directly or indirectly include corporate debt securities. Corporate debt obligations purchased by the Fund may be any credit quality, maturity or yield. Accordingly, the Fund’s debt securities

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may include “investment grade” securities (those rated at least Baa by Moody’s, BBB by S&P or Fitch or, if not rated, of equivalent quality in the Advisor’s opinion). In addition, the Fund’s debt securities may include lower-rated debt securities including, without limitation, high-yield and/or junk bonds rated below Baa by Moody’s or BBB by S&P or Fitch (see “Junk Bonds or Lower-Rated Securities Risk” below). The Fund’s fixed-income securities investments are subject to risks of non-payment of interest and principal, the risk that bond demand in the marketplace will decrease periodically, and the risk that ratings of the various credit services (and the Advisor’s independent assessments of the securities’ creditworthiness) are or may become inaccurate.

U.S. Government Securities Risk: Securities issued by the U.S. government or its agencies are subject to risks related to the creditworthiness of the U.S. government. In addition, such securities may be not be backed by the “full faith and credit” of the U.S. government, but rather by a right to borrow from the U.S. government or the creditworthiness of the issuer itself. The value of any such securities may fluctuate with changes in credit ratings and market perceptions of the government and the issuers of the securities, as well as interest rates and other risks applicable to fixed-income securities generally.

Junk Bonds or Lower-Rated Securities Risk: Debt securities rated below Baa by Moody’s or BBB by S&P or Fitch are generally considered speculative in nature and are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher-rated debt securities. Lower-rated debt securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These debt securities are considered below “investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated debt securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. These risks can reduce the value of the Fund’s shares and the income it earns.

Liquidity Risk: Liquidity risk is the risk that the Fund may not be able to sell a particular investment at an advantageous time or price or at all. For example, if a debt security is downgraded or drops in price, the market demand for such security may be limited, making the security difficult to sell at a price and a time the Advisor deems reasonable. Additionally, the market for certain securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the conditions of a particular issuer. Investments in debt securities, including below investment grade securities, tend to involve greater liquidity risk.

Maturity Risk: Maturity risk is another factor that can affect the value of the Fund’s debt security holdings. In general, but not in all cases, the longer the maturity of a debt security, the higher its yield and the greater its price sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The Fund will be subject to greater maturity risk to the extent it is invested in debt securities with longer maturities.

Prepayment Risk: Issuers of debt securities in which the Fund may invest may be able to prepay principal due on these securities. Declining interest rates may encourage issuers to pay off their debt obligations sooner than expected. This can reduce the effective maturity of the debt security and lower returns to the Fund especially if the Fund reinvests its assets at a lower prevailing interest rate.

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Regional and Sector Risk: Regional and sector risk is the risk that if the Fund invests heavily in securities within the same state, region, currency, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so focused. To the extent the Fund invests heavily in securities in any such area that experiences an adverse development, the value of the Fund’s portfolio may be negatively affected.

Risks Related to Frequent Trading and Portfolio Turnover: As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given tax year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates. Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be significantly greater than 100%.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

In addition to investing in High-Yield Securities and Investment Grade Securities, the Fund may invest in other types of securities, including foreign fixed-income securities, mortgage-backed securities and other fixed-income related securities. In cases where legal limits prevent the Fund from buying a particular ETF, the Fund may instead invest in other ETFs or other pooled investments. The Fund may also invest in other pooled investments when the Advisor believes they represent more attractive opportunities than similar ETFs. In addition, the Fund may, for temporary defensive purposes, invest in all types of cash positions (“Cash Positions”), such as money market instruments, U.S. Government obligations, commercial paper, repurchase agreements and other cash or cash equivalent positions.

Related Risks

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, the Fund may hold up to 100% of its portfolio in Cash Positions. When the Fund takes a temporary defensive position, it may not be able to achieve its investment objective.

CFTC Regulation Risk. To the extent the Fund makes investments regulated by the Commodity Futures Trading Commission (the “CFTC”), the Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Fund is operated by an entity that has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore is not subject to registration or regulation as a commodity pool operator under the CEA. If the requirements of Rule 4.5 cannot be complied with, the Fund may be required to modify its investment strategies or be subject to certain additional CFTC reporting requirements, either of which may have an adverse effect on the Fund.

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Additional Information. Whether the Fund is an appropriate investment for an investor will depend largely upon his or her financial resources and individual investment goals and objectives. The Fund may not be appropriate for investors who engage in short-term trading and/or other speculative strategies and styles.

Portfolio Holdings and Disclosure Policy. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

The Fund’s investment advisor is Wilbanks, Smith & Thomas Asset Management, LLC, d/b/a WST Capital Management, 150 W. Main, Suite 1700, Norfolk, VA 23510. The Advisor serves in that capacity pursuant to an investment advisory agreement with the Trust on behalf of the Fund. Subject to the authority of the Board, the Advisor provides guidance and policy direction in connection with its daily management of the Fund’s assets. The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies approved by the Board.

The Advisor, organized as a Virginia limited liability company in 1990, is controlled by Wayne Wilbanks. In addition to the Fund, the Advisor serves clients including individuals, corporations, non-taxable entities, other pooled investment vehicles and other business and private accounts.

Portfolio Management Team. The Fund is managed by a portfolio management team consisting of Wayne F. Wilbanks, CFA, Roger H. Scheffel Jr. and Tom McNally, CMT, CFA. Each member of the portfolio management team is jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Wilbanks and McNally have been members of the portfolio management team of the Advisor’s WSTCM Credit Select Risk-Managed Strategy since April 1, 2006 and Mr. Scheffel has been a member of the portfolio management team of the Advisor’s WSTCM Credit Select Risk-Managed Strategy since September 18, 2009.

Wayne F. Wilbanks, CFA, has served as Managing Principal and Chief Investment Officer of the Advisor and has chaired its Investment Committee since 1990. Prior to founding the Advisor, he co-founded a regional investment advisory firm where he served as Senior Portfolio Manager and Director of Research. He has over 30 years of investment experience and training in both equity and fixed-income disciplines.

Roger H. Scheffel Jr. has served as a Portfolio Manager for the Advisor since 2009 and is a member of that firm’s Investment Committee. Since 2009, Mr. Scheffel has also served as the co-portfolio manager for the Advisor’s WST Capital Management Strategies. Before joining the Advisor, Mr. Scheffel worked with UBS. Prior to entering the financial services industry, Mr. Scheffel was a Senior Manager in Ernst & Young’s Private Client Services group.

Tom McNally, CMT, CFA has served as a Senior Trader of the Advisor since 2006. Since 2009, Mr. McNally has also served as the co-portfolio manager for the Advisor’s WST Capital Management Strategies. Mr. McNally is a member of the Advisor’s Investment Committee and oversees trading operations. Previously, Mr. McNally was a Portfolio Manager and Senior Analyst at a regional investment advisory firm.

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Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund is available in the SAI.

Advisor Compensation. As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation from the Fund at the annual rate of 0.60% of its average daily net assets. The total investment advisory fee paid, as a percentage of average net assets, for the fiscal year ended August 31, 2020 was 0.55% for the Fund, after fee waivers and expense reimbursements, as described below.

Expense Limitation Agreement. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its management fees and to assume other expenses of the Fund, if necessary, in an amount that limits the annual operating expenses of the Fund (exclusive of interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, Acquired Fund Fees and Expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and payments, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 1.15% of the average daily net assets allocable to each Class of the Fund, each until January 1, 2022. It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter provided such continuance is approved by the Board. The Expense Limitation Agreement may also be terminated by the Advisor and the Board at the end of the then current term upon not less than 90 days’ notice to the other party as set forth in the Expense Limitation Agreement.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement for the Fund, including the Board’s conclusions with respect thereto, will be available in the Fund’s Semiannual Report to shareholders for the fiscal period ended February 28, 2021. You may obtain a copy of the Fund’s Semiannual Report, without charge, upon request to the Fund.

BOARD OF TRUSTEES

The Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on June 27, 2013. The Board supervises the operations of the Fund according to applicable state and federal law and is responsible for the overall management of the Fund’s business affairs.

ADMINISTRATOR AND TRANSFER AGENT

Ultimus Fund Solutions, LLC (“Ultimus”, the “Administrator” or the “Transfer Agent”), 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services provided to the Fund by Ultimus include: (i) providing office space, equipment and officers and clerical personnel, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

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DISTRIBUTOR

Foreside Fund Services, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the principal underwriter of the Fund’s shares and serves as the exclusive agent for the distribution of the Fund’s shares. The Distributor may, in its discretion, and shall, at the request of the Trust, enter into agreements with such qualified broker- dealers and other financial intermediaries as it may select in order that such broker-dealers and other intermediaries also may sell shares of the Fund. Under the Distribution Agreement with the Distributor, the Distributor offers shares on a continuous, commercially reasonable efforts basis.

EXPENSES OF THE FUND

In addition to fees payable under the Fund’s Rule 12b-1 Distribution Plans and the investment advisory fees, the Fund pays all expenses not assumed by the Advisor, including, without limitation: (i) the fees and expenses of the independent registered public accounting firm and legal counsel; (ii) the costs of printing and mailing to shareholders annual and semiannual reports, proxy statements, prospectuses, SAIs and supplements thereto; (iii) fees of the Fund’s administrator and transfer agent; (iv) bank transaction charges and custodian fees; (v) proxy solicitors’ fees and expenses; (vi) registration and filing fees; (vii) federal, state or local income or other taxes; (viii) interest; (ix) membership fees of the Investment Company Institute and similar organizations; (x) fidelity bond and liability insurance premiums; and (xi) any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

INVESTING IN THE FUND

MINIMUM INVESTMENT

Investor Shares. The minimum initial investment for Investor Shares of the Fund is $1,000 and the minimum additional investment is $250 (or $100 for those participating in an automatic investment plan). The Fund may, at the Advisor’s sole discretion, accept accounts with less than the minimum investment.

Institutional Shares. The minimum initial investment for Institutional Shares of the Fund is $100,000 and the minimum additional investment is $1,000 (or $100 for those participating in an automatic investment plan). The minimum initial investment requirement may be waived or reduced for clients of the Advisor and certain broker-dealers or other financial intermediaries that have entered into appropriate arrangements with the Fund, or otherwise by the Advisor in its sole discretion.

CHOOSING A SHARE CLASS

Through this Prospectus, the Fund is offering two classes of shares: Investor Shares and Institutional Shares (each a “Class” and collectively the “Classes”). Shares of both Classes of the Fund are available for purchase at NAV without an initial sales charge. This means that 100% of your initial investment is applied to the purchase of shares. The two Classes of the Fund, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales charges and the expenses to which they are subject. The decision as to which Class of shares (Investor or Institutional) is more beneficial to you depends on the amount of your investment and how you are

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purchasing shares of the Fund. In general, if you qualify to purchase the Institutional Shares, you should purchase them rather than the Investor Shares because the Investor Shares will have higher expenses than the Institutional Shares. This section describes the eligibility requirements and costs associated with investing in the two Classes.

INVESTOR SHARES

Investor Shares may be purchased directly through the Fund, by any account managed by the Advisor or by any broker-dealer or other financial intermediary authorized to sell shares of the Fund, including some organizations that may charge the Fund and/or the Advisor an asset based fee for services provided to such investors. The minimum initial investment for Investor Shares of the Fund is $1,000 and Investor Shares are subject to an annual 12b-1 fee of up to 0.25% per annum of the Fund’s average daily net assets allocable to Investor Shares.

INSTITUTIONAL SHARES

Institutional Shares may be purchased directly through the Fund, by any account managed by the Advisor or by any broker-dealer or other financial intermediary authorized to sell shares of the Fund. The minimum initial investment for Institutional Shares of the Fund is generally $100,000, which minimum may be waived for clients of the Advisor and certain broker-dealers or other financial intermediaries that have entered into appropriate arrangements with the Fund. Institutional Shares are not subject to a 12b-1 fee.

DISTRIBUTION OF SHARES

The Fund has adopted a Distribution Plan (the “Plan”) for its Investor Shares in accordance with Rule 12b-1 under the 1940 Act that allows it to pay for certain expenses related to the distribution of its shares (“12b-1 fees”), including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of Fund shares.

The annual limitation for payment of expenses pursuant to the Plan is 0.25% per annum of the Fund’s average daily net assets allocable to Investor Shares.

In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Under the terms of the Plan and the Distribution Agreement with the Distributor, the Fund is authorized to make payments to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder support services with respect to the Fund’s Investor Shares. Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

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PRICING OF SHARES

The price at which you purchase or redeem shares is based on the next calculation of the Fund’s NAV after an order is received in proper form by the Fund. See “Purchasing Shares” and “Redeeming Shares” below for instructions regarding the “proper form” for purchase and redemption orders, respectively. The NAV of each Class of shares of the Fund is calculated by dividing the value of the Fund’s total assets attributable to that Class, less liabilities (including Fund expenses, which are accrued daily) attributable to that Class, by the total number of outstanding shares of the Class. The NAV of each Fund’s class of shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Fund’s assets, portfolio securities are generally valued at market value using quotations from the primary market in which they are traded. The Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to the Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Fund’s administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold.

If the fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Trustees monitor and evaluate the Fund’s use of fair value pricing, and periodically review the results of any fair valuation under the Fund’s policies.

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To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act and are not traded on an exchange, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

To the extent that the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price it shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

PURCHASING SHARES

Investor Shares of the Fund may be purchased directly through the Fund or through any broker-dealer authorized to sell shares of the Fund. Institutional Shares of the Fund may be purchased directly through the Fund, by any account managed by the Advisor or by any broker-dealer or other financial intermediary authorized to sell shares of the Fund.

Opening an Account

By Mail. To open a new account by mail:

•	Complete and sign the account application.
•	Enclose a check payable to the WSTCM Credit Select Risk-Managed Fund; reference Investor Shares or Institutional Shares to ensure proper crediting to your account.
•	Mail the application and the check to the Transfer Agent at the following address:

WSTCM Credit Select Risk-Managed Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. The Fund does not accept third party checks, checks drawn on non-U.S. financial institutions, cash, drafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit card checks, “starter” checks or post-dated checks.

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

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By Wire Transfer. To open a new account by wire transfer of federal funds, call the Transfer Agent at 1-866-515-4626. A representative will assist you in obtaining an account application, which must be completed, signed and delivered by telecopy or mail to the Transfer Agent before payment by wire may be made.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form, provided that the completed and signed account application has been accepted by the Transfer Agent and determined to be in proper form. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund. These organizations may be the shareholders of record of your shares. Such investors should consult with their financial intermediary regarding any commissions or other fees and expenses of the shares being purchased. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Additional Investments. Once an account is open, additional purchases of Investor Shares may be made at any time in minimum amounts of $250 and additional purchases of Institutional Shares may be made at any time in minimum amounts of $1,000, except for accounts participating in an automatic investment plan, which must be in amounts of at least $100. Additional purchases may be made:

•	By sending a check, made payable to the WSTCM Credit Select Risk-Managed Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds;
•	By wire transfer of federal funds, as described above under “Opening an Account – By Wire Transfer.” Shareholders should call the Transfer Agent at 1-866-515-4626 before wiring funds; or
•	Through your brokerage firm or other financial institution.
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Automatic Investment Plan and Direct Deposit Plans. You may make automatic monthly or quarterly investments in the Fund from your account held at a bank, savings and loan or other depository institution account. The minimum investment must be $100 under the automatic investment plan and investments are made on or about the 15th and/or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Please call 1-866-515-4626 for more information about the automatic investment plan and direct deposit plans.

Important Information about Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

Additional Information. The Fund reserves the right to reject any purchase request and suspend the offering of its shares at any time. The Fund mails you confirmations of all purchases or redemptions of Fund shares if shares are purchased directly through the Fund. Certificates representing Fund shares are not issued.

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REDEEMING SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to the Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as your name appears on the Fund’s account records.

Signature Guarantees. If the shares to be redeemed have a value greater than $50,000, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, or if the payment of the proceeds of a redemption of any amount is to be sent to a person, address or bank account not on record with the Fund, or if you are adding or changing Automated Clearing House (“ACH”) or wire instructions, telephone redemption options or any other election in connection with your account, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the Securities Transfer Agents Medallion Program (“STAMP”) sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion signature guarantee program will not be accepted. A notary public cannot provide a signature guarantee. Members of the STAMP Medallion signature guarantee program are subject to dollar limitations which must be considered when requesting their guarantee. The Fund may reject any signature guaranteed transaction if they believe the transaction would otherwise be improper. The Fund and the Transfer Agent reserve the right to require signature guarantees on all redemptions. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

Telephone Redemptions. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-866-515-4626.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an Automated Clearing House (“ACH”) transaction, and proceeds of $5,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Fund’s custodian for outgoing wires. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Transfer Agent requires personal identification before accepting

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any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. “Reasonable procedures” include, but are not limited to, the Transfer Agent confirming that the account is eligible for telephone transactions, requesting some form of personal identification (e.g., social security number, date of birth, etc.) from you prior to acting on telephonic instructions, and getting a verbal confirmation from you on a recorded line at the time of the transaction. In the event of drastic economic or market changes, a shareholder may experience difficulty redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern Time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. In addition, orders will be deemed to have been received by the Fund when the authorized broker, or broker-authorized designee, receives the redemption order. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment. The length of time the Fund typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or ACH. After receipt by the Transfer Agent of a redemption request in proper form, the Fund typically expects to pay redemption proceeds as follows:

•	For payment by check, the Fund typically expects to mail the check within one (1) to three (3) business days; and
•	For payment by wire or ACH, the Fund typically expects to process the payment within one (1) to three (3) business days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to seven (7) calendar days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven (7) calendar days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. Your redemption will receive the next calculated NAV even if the payment is delayed due to a recent purchase.

Other Redemption Information. Generally, all redemptions will be paid in cash. The Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis and if the Advisor believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.”

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Minimum Account Balance. Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account and pay the proceeds to the shareholder if the shareholder’s activity causes the account balance to fall below the minimum initial investment amount (the “Minimum Account Balance”) required for your type of account (see “Investing in the Fund – Minimum Investment” above). This does not apply, however, if the balance falls below the Minimum Account Balance solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 calendar days to purchase additional shares to meet the Minimum Account Balance requirement.

FREQUENT TRADING POLICIES

Frequent purchases and redemptions of the Fund’s shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the Fund’s shares. The Fund does not accommodate frequent purchases or redemptions of Fund shares that result in disruptive trading.

The Board has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitor shareholder trading activity to ensure compliance with the Fund’s policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. When monitoring shareholder purchases and redemptions, the Fund does not apply a quantitative definition to frequent trading. Instead the Fund uses a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The Fund may also modify any terms or conditions of purchase of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Fund’s policies and procedures to prevent market timing are applied uniformly to all shareholders. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Fund.

When financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund may not be able to monitor the individual clients’ trading activity. The Fund reviews trading activity at the omnibus account level, and looks for activity that may indicate potential frequent trading or market timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest with the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage frequent trading of its shares, it cannot guarantee that such trading will not occur.

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BENCHMARK DESCRIPTION

The Fund has chosen as its benchmark the Bloomberg Barclays U.S. Corporate High Yield Bond Index. The Bloomberg Barclays U.S. Corporate High Yield Bond Index is a broad based unmanaged index that is generally considered to be representative of the performance of fixed-rate, non-investment-grade debt.

Index returns assume reinvestment of interest. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.

DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income and its net realized capital gains at least annually to its shareholders. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional Fund shares.

FEDERAL TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Shareholders may elect to receive dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

The Fund intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Distributions resulting from the sale of foreign currencies and foreign securities, to the extent of foreign exchange gains, are generally taxed as ordinary income or loss. If the Fund pays non-refundable taxes to foreign governments during the year, these taxes will reduce the Fund’s net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the Fund.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares is treated as a sale and any gain may be subject to tax.

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As with all mutual funds, the Fund may be required to withhold U.S. federal income tax (presently at the rate of 24%) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder’s U.S. federal income tax liability.

You will normally be notified by February 15 of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

As part of the Emergency Economic Stabilization Act of 2008, mutual fund companies, including the Fund, are required to report cost basis information to the Internal Revenue Service (“IRS”) on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, the Fund must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS-approved method is specifically elected in writing by the shareholder. Average cost basis (“Average Cost”), which is the mutual fund industry standard, has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS- approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, that shareholder must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to cost basis reporting.

Shareholders should consult with their own tax advisors about federal, state, and local tax consequences of an investment in the Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Annual Report to shareholders, which may be obtained at no charge by calling the Fund or by visiting the Fund’s website.

WSTCM CREDIT SELECT RISK-MANAGED FUND

Institutional Shares

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31, 2020		Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016
Net asset value at beginning of year	$10.18		$10.28	$10.83	$10.71	$9.72
Income (loss) from investment operations:
Net investment income(a)	0.31	(b)	0.33 (b)	0.34 (b)	0.33	0.21
Net realized and unrealized gains (losses) on investments	0.53		(0.06)	(0.24)	0.13	0.79
Total from investment operations	0.84		0.27	0.10	0.46	1.00
Less distributions:
From net investment income	(0.43)		(0.37)	(0.37)	(0.34)	(0.01)
From net realized capital gains	—		—	(0.28)	—	—
Total distributions	(0.43)		(0.37)	(0.65)	(0.34)	(0.01)
Net asset value at end of year	$10.59		$10.18	$10.28	$10.83	$10.71
Total return(c)	8.60%		2.81%	0.97%	4.40%	10.27%
Net assets at end of year (000’s)	$21,900		$16,570	$25,085	$47,308	$20,152
Ratios/supplementary data:
Ratio of total expenses to average net assets(d)	1.22%		1.08%	0.91%	0.97%	1.04%
Ratio of net expenses to average net assets(d)	1.15	%(e)	1.08%	0.91%	0.97%	1.04%
Ratio of net investment income to average net assets(a)	3.05	%(e)	3.31%	3.17%	3.84%	2.50%
Portfolio turnover rate	589%		524%	507%	414%	326%
(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.
(b)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(d)	Ratio does not include expenses of the investment companies in which the Fund invests.
(e)	Ratio was determined after expense reimbursements.

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WSTCM CREDIT SELECT RISK-MANAGED FUND

Investor Shares

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31, 2020		Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016
Net asset value at beginning of year	$10.14		$10.23	$10.79	$10.68	$9.72
Income (loss) from investment operations:
Net investment income(a)	0.29	(b)	0.30 (b)	0.32 (b)	0.37	0.21
Net realized and unrealized gains (losses) on investments	0.53		(0.04)	(0.25)	0.07	0.75
Total from investment operations	0.82		0.26	0.07	0.44	0.96
Less distributions:
From net investment income	(0.38)		(0.35)	(0.35)	(0.33)	(0.00	)(c)
From net realized capital gains	—		—	(0.28)	—	—
Total distributions	(0.38)		(0.35)	(0.63)	(0.33)	(0.00	)(c)
Net asset value at end of year	$10.58		$10.14	$10.23	$10.79	$10.68
Total return(d)	8.32%		2.71%	0.64%	4.26%	9.91%
Net assets at end of year (000’s)	$29,642		$38,047	$62,851	$59,721	$49,785
Ratios/supplementary data:
Ratio of total expenses to average net assets(e)	1.44%		1.29%	1.16%	1.21%	1.24%
Ratio of net expenses to average net assets(e)	1.40	%(f)	1.29%	1.16%	1.21%	1.24%
Ratio of net investment income to average net assets(a)	2.91	%(f)	3.00%	3.04%	3.63%	2.22%
Portfolio turnover rate	589%		524%	507%	414%	326%
(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.
(b)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share.
(d)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholders would pay on Fund distributions, if any, or the redemption of Fund shares.
(e)	Ratio does not include expenses of the investment companies in which the Fund invests.
(f)	Ratio was determined after expense reimbursements.
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PRIVACY NOTICE

FACTS	WHAT DOES WST INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪   Social Security number

▪   Assets

▪   Retirement Assets

▪   Transaction History

▪   Checking Account Information

▪   Purchase History

▪   Account Balances

▪   Account Transactions

▪   Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons WST Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does WST Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-515-4626

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Who we are
Who is providing this notice?	WST Investment Trust Ultimus Fund Solutions, LLC (Administrator) Foreside Fund Services, LLC
What we do
How does WST Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does WST Investment Trust collect my personal information?

We collect your personal information, for example, when you

▪   Open an account

▪   Provide account information

▪   Give us your contact information

▪   Make deposits or withdrawals from your account

▪   Make a wire transfer

▪   Tell us where to send the money

▪   Tell us who receives the money

▪   Show your government-issued ID

▪   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪   Sharing for affiliates’ everyday business purposes –
information about your creditworthiness

▪   Affiliates from using your information to market to you

▪   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

▪   Wilbanks, Smith & Thomas Asset Management, LLC, d/b/a
WST Capital Management, the investment advisor to the
WST Investment Trust, could be deemed an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ WST Investment Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ WST Investment Trust does not jointly market.

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ADDITIONAL INFORMATION

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Additional information about the Fund’s investments is available in the annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund or to make inquiries about the Fund, please call Toll-Free:

1-866-515-4626

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund’s website at www.wstcmfunds.com or upon written request to the WSTCM Credit Select Risk-Managed Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707 Cincinnati, Ohio 45246-0707.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

WST Investment Trust: Investment Company Act file number 811-22858